REID PARTNERS 1 INC.
                           133 - 53038 Range Road 225
                         Sherwood Park, Alberta T8A 4T7

December 23, 2005

Swiss Medica, Inc., a Delaware Corporation
c/o 53 Yonge Street, 3rd Floor
Toronto, Ontario M5E 1J3

Dear Sirs:

Re:   Commitment for financing

In accordance with your request, Reid Partners 1 Inc. (the "Lender") is pleased to advise that financing of $400,000 has been authorized subject to the following terms and conditions:

1.0   BORROWER AND PURPOSE

1.1   Borrower:   Swiss Medica, Inc. (the "Borrower"), a Delaware corporation, carrying on business or registered in the Province of Ontario.

1.2   Purpose:    This loan is to provide capital for the Borrower for general corporate purposes.

2.0   AMOUNT

      Total advances of up to $400,000 Canadian currency, on a non-revolving basis.

2.1   Advances:

      There will be one disbursement on this loan for a maximum of $400,000. The advance will be made on December 28, 2005 in the sum of $400,000 and will be advanced to the trust account of Fraser Milner Casgrain LLP, to be held pending completion of the security documentation. The funds from all disbursements will be utilized in completing the program as outlined in
      Section 1.2.

3.0   PROCESSING FEE

      Our non-refundable processing fee for this loan commitment is $6,000.00, payable to Fraser Milner Casgrain LLP in trust for the Borrower at the time this commitment is accepted. At the option of the Lender, the Processing Fee may be deducted from the loan advance.

4.0   LOAN FEE

      A fee of $25,000 shall be payable to the Lender on March 28, 2006 as consideration for the making of this loan.

4.1   Interest On Overdue Payments

      The interest rate on all overdue payments hereunder shall be fixed at the rate of 24.00% per annum and shall be payable on any due hereunder that are unpaid when due and shall be payable from the date that any such amounts become overdue. The interest rate quoted above is to be calculated and compounded monthly, not in advance.

Swiss Medica, Inc.                    - 2 -                    December 23, 2005

5.0   REPAYMENT

      The advanced loan together with the Loan Fee shall be repaid in full on March 28, 2006.

6.0   PREPAYMENT

      Provided that the Borrower pays the full amount of the Principal, Processing Fee and Loan Fee due hereunder, the Loan may be prepaid without notice, bonus and penalty.

7.0   SECURITY

      As security for the loan, the Borrower shall provide all of the following security documents, executed where necessary by third parties:

      -- A Promissory Note of the Borrower for $425,000 dated on the date of the advance of the funds.

      -- A Guarantee and Postponement and Assignment of Claims, granted by each of the Guarantors.

      -- A Pledge Agreement by Rubicon Investment Group Inc. whereby it pledges as a first financial charge and security for the Loan, 1,454,188 Class A shares in the capital of Pangaea Systems Inc.

      -- A Pledge Agreement by Dave Jones whereby he pledges as a first financial charge and security for the Loan, 333,334 common shares in the capital of Wescorp Energy, Inc., a Delaware Corporation.

      -- Such of the following supporting documents as may be required by the Lender's solicitors:

            -- Lender's standard form documents relating to authorization of the borrowing and the corporate guarantee.

            -- Opinion of the Borrower's counsel as to the existence of the Borrower and the corporate Guarantor, power and actions taken and other matters in form and content acceptable to the Lender's counsel.

            -- Such postponements of interests as may be required to ensure the priority of the registered charges.

      The Borrower and the Guarantors each agree to give the Lender such other documents, assurances, information and covenants as the solicitors for the Lender may reasonably require with regard to the loan or the security documents to be given hereunder.

8.0   CONDITIONS PRECEDENT TO DISBURSEMENT

8.1 Costs of any searches required prior to any disbursements are at the expense of the Borrower.

Swiss Medica, Inc.                    - 3 -                    December 23, 2005

8.2 Disbursement is subject to delivery of the security outlined in this letter in form and content acceptable to the Lender and its solicitors.

9.0   LEGAL AND OTHER COSTS

      All legal and other costs are for the account of the Borrower and, if the Processing Fee is paid, will be deducted from the Processing Fee payable hereunder. All of the security documentation that is to be provided hereunder is, where required, to be prepared by Messrs. Fraser Milner Casgrain LLP, solicitors for the Lender.

10.0  MISCELLANEOUS

      -- The rights and remedies of the Lender pursuant to this Commitment Letter and the securities taken pursuant thereto, are cumulative and not alternative, and not in substitution for any other rights, remedies, or powers of the Lender.

      -- Failure or delay by the Lender to exercise, or exercise fully, its rights and remedies pursuant to this Commitment Letter, and the securities taken pursuant thereto shall not be construed as a waiver of such rights and remedies.

      --    Time is of the essence.

      --    This Commitment Letter is not assignable in any manner.

11.0  LAPSE OR CANCELLATION

      This commitment will lapse on December 28, 2005, unless security has been registered and the funds disbursed. Any extension of the lapsing date would be subject to negotiation and agreement in writing.

12.0  OTHER LOANS

      Default under any prior or subsequent loan of the Borrower with the Lender shall constitute default under this loan and default under this loan shall constitute default under any prior or subsequent loan of the Borrower with the Lender.

13.0  MERGER

      The terms and conditions hereof shall not be superseded by nor be merged with the execution and registration of the security documents set forth herein and the terms and conditions hereof shall remain in full force and effect until all the terms and conditions hereof have been fully satisfied.

ACCEPTANCE

To become effective, this Commitment Letter must be accepted in writing by the Borrower and each Guarantor and delivered to the Lender at the above-noted address. Please evidence acceptance of the foregoing by signing and having signed and returning to the Lender, the enclosed copy of this Commitment Letter as soon as possible. This Commitment Letter expires unless the foregoing has been received by the Lender on or before December 28, 2005.

Swiss Medica, Inc.                    - 4 -                    December 23, 2005

Acceptance of this Commitment Letter provides full and sufficient acknowledgment that if, in the opinion of the Lender, any material adverse change in risk occurs or if the Borrower has failed to comply with any of the conditions outlined in this Commitment Letter, this shall constitute default, and at the sole discretion of the Lender, any loan or amount outstanding shall become due and payable on demand, and any outstanding obligation of the Lender shall be withdrawn or cancelled, at the Lender's option.

We appreciate your business and look forward to receiving your acceptance.

Yours truly,

REID PARTNERS 1 INC.

Per:
    --------------------------------

Agreed to and Accepted this ______ day of December, A.D. 2005.

BORROWER:

SWISS MEDICA, INC.

                                                       Corporate Seal
Per:
    --------------------------------

GUARANTORS:


------------------------------------        ------------------------------------
Dave Jones                                  Witness


------------------------------------        ------------------------------------
Raghunath Kilambi                           Witness

RUBICON INVESTMENT GROUP INC.

                                                       Corporate Seal
Per:
    --------------------------------

                              REID PARTNERS 1 INC.
                           133 - 53038 Range Road 225
                         Sherwood Park, Alberta T8A 4T7

January 4, 2006

Swiss Medica, Inc., a Delaware Corporation
c/o 53 Yonge Street, 3rd Floor
Toronto, Ontario M5E 1J3

Dear Sirs:

Re:   Commitment for financing

Reference is made to our earlier commitment letter dated December 23, 2006 and accepted by you on December 28, 2005 (the "Commitment Letter"). The purpose of this letter is to set out some amendments to the Commitment Letter to which we have agreed.

The Commitment Letter is amended as follows:

(a) The requirement for a guarantee by Rubicon Investment Group Inc. is deleted;

(b) The requirement for a pledge of certain shares of Pangaea Systems Inc. by Rubicon Investment Group Inc. is deleted;

(c) A requirement for a pledge by Raghunath Kilambi of 2,000,000 Class B Common shares in the capital Swiss Medica, Inc. is added along with a requirement for certain opinions in respect of such shares; and

(d)   The Loan Processing Fee is increased to $9,000.

To reflect the amendments in paragraphs (a) through (c) above and such consequential amendments as are necessitated thereby, the provisions of Article
7.0 of the Commitment Letter are deleted and replaced with the following provisions:

"7.0  SECURITY

      As security for the loan, the Borrower shall provide all of the following security documents, executed where necessary by third parties:

      -- A Promissory Note of the Borrower for $425,000 dated on the date of the advance of the funds.

      -- A Guarantee and Postponement and Assignment of Claims, granted by each of the Guarantors.

      -- A Pledge Agreement by Raghunath Kilambi whereby it pledges as a first financial charge and security for the Loan, 2,000,000 Class B Common shares in the capital of Swiss Medica, Inc.

      -- A Pledge Agreement by David M. Jones whereby he pledges as a first financial charge and security for the Loan, 333,334 common shares in the capital of Wescorp Energy, Inc., a Delaware Corporation.

      -- Such of the following supporting documents as may be required by the Lender's solicitors:

            -- Lender's standard form documents relating to authorization of the borrowing.

            -- Opinion of the Borrower's counsel as to the existence of the Borrower, power and actions taken, restrictions with respect to the trading of its shares and other matters in form and content acceptable to the Lender's counsel.

Swiss Medica, Inc.                    - 2 -                    December 23, 2005

            -- Such postponements of interests as may be required to ensure the priority of the registered charges.

      The Borrower and the Guarantors each agree to give the Lender such other documents, assurances, information and covenants as the solicitors for the Lender may reasonably require with regard to the loan or the security documents to be given hereunder."

To reflect the amendment in paragraph (d) above, in Article 3.0 of the Commitment Letter, the dollar value "$6,000" is deleted and replaced with the dollar value "$9,000".

Except as amended herein, the parties agree that the Commitment Letter remains in full effect and unamended.

ACCEPTANCE

To become effective, this Commitment Letter Amendment Agreement must be accepted in writing by the Borrower and each Guarantor and delivered to the Lender at the above-noted address. Please evidence acceptance of the foregoing by signing and having signed and returning to the Lender, the enclosed copy of this Commitment Letter Amendment Agreement as soon as possible. This Commitment Letter Amendment Agreement expires unless the foregoing has been received by the Lender on or before January 5, 2006.

We appreciate your business and look forward to receiving your acceptance.

Yours truly,

REID PARTNERS 1 INC.

Per:
    --------------------------------

Agreed to and Accepted this ______ day of January, A.D. 2006.

BORROWER:

SWISS MEDICA, INC.

                                                       Corporate Seal
Per:
    --------------------------------

GUARANTORS:


------------------------------------        ------------------------------------
David M. Jones                              Witness


------------------------------------        ------------------------------------
Raghunath Kilambi                           Witness